                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                         -----------------------------
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 30, 1999
                                 -------------
               Date of Report (Date of earliest event reported)

                       ARMSTRONG WORLD INDUSTRIES, INC.
                        -------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania               1-2116                 23-0366390
        ------------               ------                 ----------
(State of Organization)     (Commission File Number)   (I.R.S. Employer
                                                       Identification No.)


                             2500 Columbia Avenue
                         Lancaster, Pennsylvania 17603
                        ------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)

                                (717) 397-0611
                                ---------------
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
---------------------------------------------

         On June 30, 1999, Armstrong World Industries, Inc., a Pennsylvania Corporation ("Armstrong"), sold 65% of its ownership in Armstrong Industrial Specialties, Inc. ("AISI"), its gasket products subsidiary, to a group of investors including Citicorp Venture Capital Ltd. and the management of AISI for a cash purchase price of approximately $36.1 million. The sale will result in a pretax and an after tax gain in Armstrong's second quarter of approximately
$8.3 million, or $0.21 per share. The pretax and after tax gains are the same due to the realization of capital loss carryforwards.

         AISI is a leading manufacturer of soft gasket materials and specialty papers. AISI will be renamed Interface Solutions, Inc. ("IT"), and it is anticipated that the company will remain headquartered in Lancaster, Pennsylvania with its current management team. AISI reported sales of approximately $106.5 million in 1998 which included approximately $39.5 million of sales to another Armstrong business unit.

         Under the terms of the Agreement and Plan of Merger the ("Agreement"), Armstrong will continue to purchase felt products used in the manufacturing of sheet vinyl flooring from IT for an initial term of eight years. The Agreement also calls for quarterly adjustments to raw material prices, up and down, based upon changing market prices. Armstrong can purchase felt products from another supplier if IT's prices are more than 10% higher than another supplier's prices. While the Agreement requires Armstrong and IT to cooperate in product reformulation and new product development, Armstrong is free to seek alternatives to felt products.

         Armstrong plans to use the cash proceeds from the sale to reduce its outstanding debt.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
----------------------------------------------------------------------------

       (A)    FINANCIAL STATEMENTS
              --------------------

         NONE.


       (B)    PRO FORMA FINANCIAL INFORMATION
              -------------------------------

              The unaudited pro forma balance sheet as of March 31, 1999, has been prepared by Armstrong as if the disposition had occurred on March 31, 1999.

              The unaudited pro forma statement of operations for the three months ended March 31, 1999 and for the year ended December 31, 1998 have been prepared by Armstrong as if the disposition had occurred on January 1, 1999 and January 1, 1998, respectively.

              The pro forma financial information does not purport to be indicative of the results that would have been obtained had the disposition been completed as of the date and for the periods presented or the results that may be obtained by Armstrong in the future.

               Armstrong World Industries, Inc., and Subsidiaries
                Unaudited Pro Forma Consolidated Balance Sheet
                              As of March 31, 1999


                                                                              Actual                                  Pro Forma
                                                                            March 31,           Pro Forma             March 31,
(in millions)                                                                  1999            Adjustments               1999
                                                                          ---------------    ----------------       ---------------
       Assets
Current assets:
Cash and cash equivalents                                                          $36.6               $35.9 (1)             $72.5
Accounts and notes receivable, net                                                 477.1                (8.0)(2)             469.1
Inventories                                                                        465.6                (7.3)(2)             458.3
Income tax benefits                                                                 48.0                   -                  48.0
Net assets of businesses held for sale                                              47.5                   -                  47.5
Other current assets                                                                86.3                 0.1 (2)              86.4
                                                                          ---------------    ----------------       ---------------
  Total current assets                                                           1,161.1                20.7               1,181.8
                                                                          ---------------    ----------------       ---------------

Property, plant and equipment, net                                               1,481.2               (35.3)(2)           1,445.9
Insurance for asbestos-related liabilities                                         234.8                   -                 234.8
Investment in affiliates                                                            43.7                14.3 (3)              58.0
Goodwill, net                                                                      958.4                   -                 958.4
Other intangibles, net                                                              60.1                (3.3)(2)              56.8
Other noncurrent assets                                                            342.9                (0.1)(2)             342.8
                                                                          ---------------    ----------------       ---------------
  Total assets                                                                  $4,282.2               ($3.7)             $4,278.5
                                                                          ===============    ================       ===============

Liabilities and Shareholders' Equity
Current liabilities:
Short-term debt                                                                   $188.8                   -                $188.8
Current installments of long-term debt                                              32.6                   -                  32.6
Accounts payable and accrued expenses                                              536.0               ($3.5)(4)             532.5
Income taxes                                                                        52.0                 2.0 (2)              54.0
                                                                          ---------------    ----------------       ---------------
  Total current liabilities                                                        809.4                (1.5)                807.9
                                                                          ---------------    ----------------       ---------------

Long-term debt, less current installments                                        1,554.0                   -               1,554.0
Employee Stock Ownership Plan (ESOP) loan guarantee                                178.6                   -                 178.6
Deferred income taxes                                                              112.8                (2.1)(2)             110.7
Postretirement and postemployment benefit liabilities                              250.6                (6.1)(2)             244.5
Pension benefit liabilities                                                        234.2                (0.1)(2)             234.1
Asbestos-related long-term liabilities                                             269.4                   -                 269.4
Other long-term liabilities                                                        115.1                (1.5)(2)             113.6
Minority interest in subsidiaries                                                   15.3                   -                  15.3
                                                                          ---------------    ----------------       ---------------
  Total noncurrent liabilities                                                   2,730.0                (9.8)              2,720.2
                                                                          ---------------    ----------------       ---------------

Shareholders' equity:
Common stock                                                                        51.9                   -                  51.9
Capital in excess of par value                                                     173.6                   -                 173.6
Reduction for ESOP loan guarantee                                                 (195.6)                  -                (195.6)
Retained earnings                                                                1,286.5                 7.6 (5)           1,294.1
Accumulated other comprehensive loss                                               (26.5)                  -                 (26.5)
Treasury stock                                                                    (547.1)                  -                (547.1)
                                                                          ---------------    ----------------       ---------------
  Total shareholders' equity                                                       742.8                 7.6                 750.4
                                                                          ---------------    ----------------       ---------------

  Total liabilities and shareholders' equity                                    $4,282.2               ($3.7)             $4,278.5
                                                                          ===============    ================       ===============




See accompanying notes to the unaudited pro forma consolidated financial statements.

               Armstrong World Industries, Inc., and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                    For the Three Months Ended March 31, 1999

                                                                   Actual                                    Pro Forma
                                                                  March 31,            Pro Forma             March 31,
(in millions)                                                       1999              Adjustments              1999
                                                               ----------------     ----------------      ----------------
Net sales                                                               $829.1               ($13.1)(1)            $816.0
Cost of goods sold                                                       553.8                (10.6)(1)             543.2
                                                               ----------------     ----------------      ----------------
                                                                         275.3                 (2.5)                272.8
                                                               ----------------     ----------------      ----------------

Selling, general and administrative expense                              169.2                 (2.1)(1)             167.1
Goodwill amortization                                                      6.1                    -                   6.1
Equity earnings from affiliates                                           (3.9)                (0.3)(2)              (4.2)
                                                               ----------------     ----------------      ----------------
Operating income                                                         103.9                 (0.1)                103.8
                                                               ----------------     ----------------      ----------------

Interest expense                                                          26.7                 (0.5)(3)              26.2
Other income, net                                                         (0.6)                   -                  (0.6)
                                                               ----------------     ----------------      ----------------
Earnings before income taxes                                              77.8                  0.4                  78.2
Income taxes                                                              29.5                  0.2                  29.7
                                                               ----------------     ----------------      ----------------

Net earnings                                                             $48.3                 $0.2                 $48.5
                                                               ================     ================      ================

Net earnings per share of common stock:
  Basic                                                                  $1.21                                      $1.22
  Diluted                                                                $1.20                                      $1.21

Average number of common shares outstanding:
  Basic                                                                   39.8                                       39.8
  Diluted                                                                 40.2                                       40.2


See accompanying notes to the unaudited pro forma consolidated financial statements.

               Armstrong World Industries, Inc., and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1998

                                                                  Actual                                     Pro Forma
                                                               December 31,           Pro Forma            December 31,
(in millions)                                                      1998              Adjustments               1998
                                                              ----------------     ----------------       ----------------
Net sales                                                            $2,746.2               ($67.0)(1)           $2,679.2
Cost of goods sold                                                    1,838.6                (49.0)(1)            1,789.6
                                                              ----------------     ----------------       ----------------
                                                                        907.6                (18.0)                 889.6
                                                              ----------------     ----------------       ----------------

Selling, general and administrative expense                             522.0                 (9.3)(1)              512.7
Goodwill amortization                                                    10.7                    -                   10.7
Reorganization charges                                                   74.6                 (1.9)(1)               72.7
Charge for asbestos liability                                           274.2                    -                  274.2
Equity earnings from affiliates                                         (13.8)                (1.0)                 (14.8)
                                                              ----------------     ----------------       ----------------
Operating income                                                         39.9                 (5.8)                  34.1
                                                              ----------------     ----------------       ----------------

Interest expense                                                         62.2                 (2.2)(3)               60.0
Other income, net                                                        (1.7)                   -                   (1.7)
                                                              ----------------     ----------------       ----------------
Earnings (loss) before income taxes                                     (20.6)                (3.6)                 (24.2)
Income tax expense (benefit)                                            (11.3)                (1.2)                 (12.5)
                                                              ----------------     ----------------       ----------------
                                                                                                                        -
Net earnings (loss)                                                     ($9.3)               ($2.4)                ($11.7)
                                                                  ===========          ===========            ===========

Net loss per share of common stock:
  Basic                                                                ($0.23)                                     ($0.29)
  Diluted                                                              ($0.23)                                     ($0.29)

Average number of common shares outstanding:
  Basic                                                                  39.8                                        39.8
  Diluted                                                                40.4                                        40.4


See accompanying notes to the unaudited pro forma consolidated financial statements.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF MARCH 31, 1999


(1) Reflects consideration received of $36.1 million less cash of AISI as of March 31, 1999.

(2)  Reflects removal of assets and liabilities of AISI as of March 31, 1999.

(3)  Reflects Armstrong's 35% equity investment in IT as of March 31, 1999.

(4) Reflects removal of liabilities of AISI as of March 31, 1999 net of anticipated deal costs.

(5) Reflects the pro forma effect on retained earnings of the transaction as if it occurred on March 31, 1999.

     NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND THE YEAR ENDED DECEMBER 31, 1998


(1)  Reflects the removal of the operating results of AISI.

(2)  Reflects Armstrong's equity earnings in IT.

(3) Reflects Armstrong's reduced interest expense due to the use of cash proceeds from the disposition for payment of outstanding debt at an interest rate of 6.0%.

(C)  EXHIBITS
     --------

     EXHIBIT NO.              DESCRIPTION OF DOCUMENT
     -----------              -----------------------

                              Agreement and Plan of Merger, dated as of June 30, 1999 by and among AISI Acquisition Corp. and Armstrong World Industries, Inc. and Armstrong Industrial Specialties, Inc.

                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ARMSTRONG WORLD INDUSTRIES, INC.
                                    (registrant)


  Date: July 14, 1999               By:  \s\ Edward R. Case
        -------------                    ------------------
                                         Edward R. Case, Vice President and
                                         Controller (Principal Accounting
                                         Officer)